Exhibit 10.1

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (this “Agreement”) is entered into on August 6, 2013 in Tianjin between the following parties:

Henan Tonghai Fluid Equipment Co., Ltd. (河南通海流体设备有限公司 ), an existing limited liability company duly established in accordance with the law of the People’s Republic of China, with its principal business location in Zhengzhou (“Party A”);

Beijing Jianlong Heavy Industry Group Co., Ltd. (北京建龙重工集团有限公司 ), an existing limited liability company duly established in accordance with the law of the People’s Republic of China, with its principal business location in Beijing (“Party B”);

(Hereinafter Party A and Party B are referred to jointly as “Parties” and individually as “One Party”).

Whereas,

A.

Tianjin Xiangjia Flow Control Systems Co., Ltd. (天津祥嘉流体控制系统有限公司 ) is an existing limited liability company duly established in accordance with the law of the People’s Republic of China, with registered capital of RMB 150,000,000.00 and its principal business location in 10 Kaiyuan Road, Xiqing Automobile Industry Zone, Tianjin (the “Company”);

B.	Party B holds 100% equity in the Company;

C.

Party B desires to transfer its 100% equity in the Company to Party A for a consideration of RMB 150,000,000.00, and Party A agrees to accept the transfer of the 100% equity in the Company, in accordance with the terms and conditions set forth herein;

D.	The Company’s shareholder meeting has adopted the resolution approving the transfer of the 100% equity in the Company by Party B to Party A;

E.

The shareholder meeting or the board of directors of the parties hereto have adopted the resolution approving the transfer of the 100% equity in the Company by Party B to Party A for a consideration of RMB 150,000,000.00 and the execution of this Agreement;

Therefore, the Parties hereto have reached agreement on the following provisions:

1.	TRANSFER OF THE EQUITY

Party B is willing to transfer its 100% equity in the Company to Party A for a consideration of RMB 150,000,000.00 and Party A is willing to accept such transfer by Party B of its 100% equity in the Company (the act of Party B’s transfer of its 100% equity in the Company to Party A for a consideration of RMB 150,000,000.00 is referred to hereinafter as this “Transaction”).

2.	EFFECTUATION AND DELIVERY

2.1	Effectuation

This Agreement shall become effective after it is executed by the respective legal representatives or authorized agents of the parties hereto.

2.2	Documents that Party A must deliver prior to the execution of this Agreement

(a)	Copy of Party A’s entity qualification certification (meaning business registration or business registration certificate) (Attachment 1);

(b)	Copy of the document authorizing Party A’s representative to execute this Agreement and copy of the representative’s personal ID card (Attachment 2);

(c)	Party A’s internal resolution approving this Transaction (Attachment 3).

2.3	Documents that Party B must deliver prior to the execution of this Agreement

(a)	Copy of Party B’s entity qualification certification (meaning business registration or business registration certificate) (Attachment 4);

(b)	Party B’s internal resolution approving this Transaction (Attachment 5);

(c)	The Company’s internal resolution approving this Transaction (Attachment 6).

2.4	Completion of the Transaction

Completion of this transaction means entry of record of Party A’s holding of 100% equity in the Company in the Administration of Industry and Commerce (AIC) documents.

3.	REPRESENTATIONS, WARRANTIES AND PROMISES

3.1	The parties hereto represent and warrant to each other as follows:

(a)	It is duly established and existing entity in accordance with the law of its location or its place of incorporation and is in good standing;

(b)	It has the power and authorization necessary for the execution and delivery of this Agreement and for the performance of its obligations hereunder;

(c)

It has taken all internal action necessary for the approval of the execution of this Agreement, and its representative who signs this Agreement has full authorization to execute, and is bound by, this Agreement.

(d)	It is legally bound by this Agreement after this Agreement is executed by its authorized representative;

(e)

Neither the execution of this Agreement nor the performance of the obligation hereunder will conflict, violate or breach any provisions of its Articles of Association applicable at the time of executing this Agreement, or any law, statutes, regulation, authorization or any government approval, or any contract or agreement to which it is a party or in which it is a target.

(f)

It is in compliance with the applicable law and statutes, and there is no major litigation, arbitration and administrative sanction, bankruptcy proceeding, reorganization, ceasing of business and other legal proceedings that will affect the execution and performance of this Agreement.

(g)

All the documents and information provided by it in connection with this Transaction are true, accurate and complete, and will not in any way cause misleading. All the representations and warranties made by it herein are true, accurate and complete in all material aspects on the date of executing this Agreement and remain true, accurate and complete in all material aspects at the time of executing this Agreement (except the effect caused by the provisions, or the Transactions permitted, in this Agreement, if such representations and warranties are reiterated at the time of executing this Agreement).

3.2	Party B promises as below:

(a)

Party B must fully disclose the important information regarding the Company in its financial report as of June 30, 2013 (Attachment 7) and Party B is legally responsible for the truthfulness and accuracy of such report. If Party B intentionally withhold important information it should have disclosed in the Company’s financial report, Party B must bear the corresponding responsibility; Party B shall be responsible for any potential debt not disclosed in the Company’s financial report as of June 30, 2013.

(b)

Upon the completion of the transfer of equity contemplated herein, Party B will provide assistance in the Company’s transitioning and in the handling of external relationships with the government agencies and banks;

(c)

Upon the completion of the transfer of equity, Party B and its subsidiaries, when purchasing valve-type products, will have the priority right to purchase the products from Party A and Party A’s subsidiaries under the same terms or on the condition that the prices paid by Party B and its subsidiaries will not be higher than those paid by Party B to other suppliers for the same type of valves;

(d)

Party A must, within 6 months upon the execution of this Agreement, ensure at its best efforts the stability in the Company’s personnel in key areas of technology, production, quality assurance and marketing.

(e)

Upon the completion of this Transaction, Tianjin Xiangjia Flow Control Systems Co., Ltd. currently controlled by Party B must provide to the Company water, electricity and gas at their actual cost, provided that its normal production and operation are not affected.

3.3	Party A promises as below:

(a)	Party A must plan for the Company’s products and development prospects on the basis of the Company’s long-term development;

(b)	Party A’s adjustment of the Company’s current management team must be made on the basis of the Company’s development.

4.	SPECIAL MATTERS

4.1

The parties hereto both acknowledge that, Party B will not charge interest on the Company’s debt of RMB 100,150,000.00 owed to Party B at the time of executing this Agreement, and agree that the interest already accrued on the Company’s books is waived.

4.2

Party A may use valve products needed by Party B and its subsidiaries to offset the aforementioned debt of RMB 100,150,000.00 under the same terms and at prices not higher than those of same type of valves when Party B and its subsidiaries make purchases of such products.

4.3

The parties hereto both acknowledge that, from the execution of this Agreement to the completion of this Transaction, the parties hereto will have joint management of the matters set forth in Attachment 8 of this Agreement and all decisions regarding such matters must be jointly approved by both parties.

4.4

The parties hereto both acknowledge that, upon the completion of this Transaction, the Company will be responsible for its own bank loan(s) but must use 100% equity in the Company held by Party A as pledge as counter guarantee on the guarantee provided by Party B for the Company’s bank loan(s), and the registration of such pledge as counter guarantee must be completed within 30 days upon the completion of this Transaction.

5.	CONFIDENTIALITY

The parties hereto must both keep all information regarding the content of this Agreement and other secret information confidential and shall not use such information for any purpose other than that of this Agreement and shall not disclose it to any third party.

In circumstances that will not restrict the general applicability of the above provision, the parties hereto may disclose the information regarding the content of this Agreement and other secret information to their employees, directors and professional advisers, but such disclosure must be reasonably required for the fulfilment of the purpose of this Agreement. And the parties hereto must ensure that their employees, directors and professional advisers are aware of and maintain the obligation for confidentiality.

6.	FORCE MAJEURE

6.1	Events of Force Majeure

“Force Majeure” means all events not foreseeable at the time of executing this Agreement and, the occurrence and consequence of their occurrence after the execution of this Agreement are unpreventable or insurmountable and will impede the performance by either party of all or some of the provisions herein. Such events include earthquake, typhoon, flood, fire, war, domestic or international transportation accidents, government or public agency actions, infectious disease, riot, strike and other unforeseeable, unpreventable and insurmountable situations.

6.2	Suspension of Performance

Upon the occurrence of such events of Force Majeure, the performance of the obligations of the impacted party must be suspended during the period of delay caused by such events and be automatically postponed, and such impacted party will bear no liability for breach.

6.3	Notification of Force Majeure

The party claiming events of Force Majeure must promptly notify the other party in writing and must provide sufficient documents evidencing the occurrence and during of such events during the subsequent 15 days.

6.4	Resolution

In the event of Force Majeure, the parties hereto must immediately seek equitable plan of resolution through consultation and make all reasonable effects to reduce the impact of Force Majeure to the minimum degree.

7.	LIABILITY FOR BREACH

7.1

Either party that violates the representations, warranties, promises or obligations hereunder shall be liable to compensate for all the losses suffered by the abiding party as a result of such violation.

7.2

If, after 6 months upon the effectuation of this Agreement, the Transaction is not completed, and if failure to complete the Transaction is due to Party A’s fault , Party A must immediately pay RMB 2,000,000.00 as default damages to Party B; and if failure to complete the Transaction is due to Party B’s fault, Party B must immediately pay RMB 2,000,000.00 as default damages to Party A.

8.	NOTICES

8.1	Notices

All notices sent by one party to the other must be sent by courier, fax or registered air mail or express delivery to the addresses listed below. Such notices shall be considered delivered on the day of delivery if sent by courier, at the time of completion of fax process if sent by fax (the sender must provide fax report as proof), on the 7th day after the date of their being posted if sent by registered air mail (with the postage date as reference), and on the 3rd day after the date of their being sent by express delivery (with date on the express delivery service invoice as reference). If one notice is sent via more than one methods listed above, the date of its being delivered will be determined on the basis of the fastest method.

The contact information for the parties hereto is as follows:

Party A	Henan Tonghai Fluid Equipment Co., Ltd.
Address	Kailin International, 21st Floor, 226 Jinshui Road,
Zhengzhou
Telephone	0371-86102000

Party B	Beijing Jianlong Heavy Industry Group Co., Ltd.
Address	Building 49, Section 12, 188 Fourth South Ring Road,
Fengtai District, Beijing
Telephone	010-83627344

9.	APPLICABLE LAW

9.1	Applicable law

This Agreement is governed by the law of People’s Republic of China and must be interpreted accordingly.

10.	DISPUTE RESOLUTION

10.1	Consultation and Arbitration

All dispute arising from, or in connection with, this Agreement must be submitted to Zhengzhou Arbitration Commission for the Commission to arbitrate in Zhengzhou in accordance with the Commission’s arbitration rules then in effect. The Commission’s determination is final and binding to both parties. The parties hereto agree that the Commission’s determination can be enforced by any court of competent jurisdiction.

10.2	The Effect of the Arbitration Proceedings

The commencement of the arbitration proceedings shall not result in the termination of this Agreement, and this Agreement shall remain in full effect before any determination is made by the Commission.

11.	Cost and Fees

Each of the parties hereto must be responsible for its expenses and fees in connection with this Transaction.

12.	Others

12.1	Non-Waiver

Any non-exercise or delay of exercise of any right hereunder by either party does not constitute a waiver of such right, and any individual or partial exercise of such right shall not exclude any future exercise of such right in other ways.

12.2	Amendment

This Agreement is made for the interest of, and is binding to, each of the parties hereto and their legal successors and assignees. Any amendment to this Agreement must be agreed upon in writing by both parties.

12.3	Severability

The invalidity of any of the provisions herein shall not affect the validly of other provisions.

12.4	Version

This Agreement is executed in Chinese in six counterparts, with 2 copies each to Party A, Party B and the Company.

12.5	Complete Agreement

This Agreement and its Attachments constitute the complete agreement between the parties hereto regarding the subject matter herein and supersede all previous discussion, consultation and agreement regarding such subject matter.

12.6	Work Period

The Company must complete the AIC registration procedures regarding this equity change within 60 days of the date of execution of this Agreement.

12.7	Fees, Expenses and Taxes

The parties hereto agree that each party will be responsible for the fees, expenses and taxes incurred or assessed in connection with the preparation, discussion, execution and delivery of this Agreement.

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Party A: /seal/ Henan Tonghai Fluid Equipment Co., Ltd.
Legal Representative: /s/

Party B: /seal/ Beijing Jianlong Heavy Industry Group Co., Ltd.
Legal Representative: /s/

Attachment 1. Copy of Party A’s entity qualification certification (meaning business registration or business registration certificate)

Attachment 2: Copy of the document authorizing Party A’s representative to execute this Agreement and copy of the representative’s personal ID card

Attachment 3: Party A’s internal resolution approving this Transaction

Attachment 4: Copy of Party B’s entity qualification certification (meaning business registration or business registration certificate)

Attachment 5: Party B’s internal resolution approving this Transaction

Attachment 6: The Company’s internal resolution approving this Transaction

Attachment 7: The Company’s financial report as of June 30, 2013 (List of the Company’s inventory and fixed assets at the time of executing this Agreement, list of the Company’s accounts receivable at the time of executing this Agreement, and list of the Company’s accounts payable at the time of executing this Agreement)

Attachment 8: Provisions regarding joint management during the transition period